Related Party Transactions	12 Months Ended
Dec. 31, 2012
Related Party Transactions [Abstract]
Related Party Transactions
RELATED PARTY TRANSACTIONS
Holdings does not maintain a cash account. Consequently, the Company makes payments, as needed, on Holdings’ behalf for corporate expenditures such as taxes and share repurchases for employees that have left the Company and who held equity instruments in Holdings. The Company receives payments on the outstanding balance only when Holdings receives cash from stock issuances. In 2012, 2011 and 2010, the Company made payments of approximately $13,000, $755,000 and $9,000, respectively on behalf of Holdings. The Company received $50,000 from Holdings in 2011 which was applied toward the outstanding balance. The balance due from Holdings as of December 31, 2012 and 2011 was $874,000 and $861,000, respectively.
The Company owns 20% of Wandoo Energy LLC ("Wandoo"), a privately owned oil and gas prospecting company. The Company's Chief Operating Officer serves as the Company's representative on the board of directors of Wandoo. The Company received $552,000, $67,000 and $40,000 in 2012, 2011 and 2010, respectively, in cash dividends from Wandoo. Additionally, Wandoo reimbursed the Company in 2010 for $133,000 in geophysical consulting services previously paid to Wandoo's president in 2005 and 2006. In 2011, the Company received $335,000 for a licensing agreement with Texoz E&P, Inc., a wholly-owned subsidiary of Texon Petroleum Ltd. (“Texon”). Texon was formed in 2006 as a spinoff from Wandoo. The Company received shares and stock options in Texon in connection with its formation. As of December 31, 2012, the Company has sold all of its Texon shares and stock options that had a strike price below market price prior to their expiration.